[Exhibit 10.8]

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of February 21, 2012, by and among INDIANAPOLIS POWER & LIGHT COMPANY, an Indiana corporation (the "Borrower"), the lenders listed on the signature pages hereof (the "Lenders"), BANK OF AMERICA, N.A., as syndication agent and PNC BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders (the "Administrative Agent") under the Credit Agreement referred to below:

WlTNESSETH:

          WHEREAS, the Borrower, the Lenders, the agents and the Administrative Agent entered into the Credit Agreement dated as of December 14, 2010, as amended by that certain First Amendment to Credit Agreement dated as of March 14, 2011 (collectively, the "Credit Agreement"), pursuant to which the Lenders have extended credit to the Borrower; and

          WHEREAS, the Borrower has requested that changes be made with respect to combining Facility A and Facility B into one credit facility and to amend and restate portions of the Credit Agreement as set forth in Exhibit A hereto, subject to the terms and conditions hereof; and

          WHEREAS, capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

          NOW, THEREFORE, in consideration of their mutual covenants and agreements hereafter set forth, and intending to be legally bound, the parties hereto agree as follows:

Article I

          Section 1.1                     Credit Agreement Amendment.  The cover page, the Table of Contents, the List of Schedules and Exhibits, Articles 1 through 11, Schedule 1.1(A) and Schedule 1.1(B) to the Credit Agreement are each hereby amended and restated to read as set forth on Exhibit A hereto.

          Section 1.2                     Amendment to Exhibit 2.6(A).  Exhibit 2.6(A) [Borrower Loan Request] is hereby amended and restated to read as set forth on Exhibit 2.6(A) attached to this Amendment bearing such name and numerical reference.

Article II

          Section 2.1                     No Other Amendments.  Except as amended hereby, the terms and provisions of the Credit Agreement remain unchanged, are and shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms, and are hereby ratified and confirmed.  Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any Potential Default or Event of Default under any Loan Document, or a waiver or release of any of the Lenders' or Administrative Agent's rights and remedies (all of which are hereby reserved).  The Borrower hereby acknowledges that the Notes and the other Loan Documents, (i) continue in full force and effect, and (ii) relate to the obligations of the Borrower under the Agreement and the other Loan Documents.  The Borrower further confirms its obligations under each of the foregoing Loan Documents.  The covenants and agreements set forth in the Loan Documents are hereby made as if the same were made, or granted on the date hereof; and, the Borrower hereby agrees that from the date hereof and so long as any Loan or any Commitment of any Lender shall remain outstanding and until the payment in full of the Loans and the Notes, the expiration of all Letters of Credit, and the performance of all other obligations of the Borrower under the Loan Documents, the Borrower shall perform, comply with, and be subject to and bound by each of the terms and provisions of the Credit Agreement, the Notes and each of the other Loan Documents.  The Borrower hereby makes, affirms, and ratifies in favor of the Lenders and the Administrative Agent the Credit Agreement, the Notes and each of the other Loan Documents.

         Section 2.2                     Representations and Warranties.  The Borrower hereby represents and warrants to the Lenders and the Administrative Agent that the representations and warranties set forth in Article 6 of the Credit Agreement, are true and correct on and as of the date hereof (except for any representation or warranty which was expressly limited to an earlier date, in which case such representation and warranty shall be true and correct on and as of such date), and that no Event of Default, or Potential Default, has occurred or is continuing or exists on or as of the date hereof.

          Section 2.3                     Conditions to Effectiveness.  This Amendment shall become effective upon execution and delivery to the Administrative Agent hereof by the Borrower, all of the Lenders and the Administrative Agent and the satisfaction of the following conditions precedents:

               (a)                      Amendment.  The Administrative Agent shall have received an executed counterpart of this Amendment for each Lender, duly executed by a responsible officer of the Borrower.

               (b)                     Fees.  The Borrower shall have paid all reasonable legal fees and expenses of counsel to the Administrative Agent for the preparation and execution of this Amendment.

               (c)                     Officer's Certificate.  There shall be delivered to the Administrative Agent for the benefit of each Lender a certificate, dated the date hereof and signed by an Authorized Officer certifying that (w) all representations and warranties of the Borrower set forth in the Credit Agreement are true and correct, (x) the Borrower is in compliance with each of the covenants and conditions hereunder, and (y) no Event of Default or Potential Default exists.

               (d)                    Secretary's Certificate.  There shall be delivered to the Administrative Agent for the benefit of each Lender a certificate, dated the date hereof and signed by the Secretary, an Assistant Secretary or Authorized Officer of Borrower, certifying as appropriate as to:

                                       (i)                  all action taken by such party in connection with this Amendment and the other documents executed and delivered in connection herewith, together with authorizing resolution on behalf of the Borrower evidencing same;

                                       (ii)                the names of the officer or officers authorized to sign this Amendment and the other documents executed and delivered in connection herewith and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of the Borrower for purposes of the Loan Documents and the true signatures of such officers, on which the Administrative Agent and each Lender may conclusively rely; and

                                       (iii)               copies of its organizational documents, including its certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation and limited liability company agreement, in each case as in effect on the date hereof, certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of the Borrower in each state where organized or qualified to do business; provided, however, that the Borrower may, in lieu of delivering copies of the foregoing organizational documents and good standing certificates, certify that the organizational documents and good standing certificates previously delivered by the Borrower to the Administrative Agent remain in full force and effect and have not been modified, amended, or rescinded.

          Section 2.4                     No Novation.  This Amendment amends and restates portions of the Credit Agreement, but is not intended to constitute, and does not constitute, a novation or satisfaction of the Obligations of the Borrower under the Credit Agreement.  Nothing contained in this Amendment shall be deemed to waive, release, limit, adversely affect or impair any "Obligations" arising under or in connection with the Credit Agreement or other Loan Documents, including without limitation, the Obligations which are not due and payable under the Credit Agreement or other Loan Documents.

          Section 2.5                     Miscellaneous.

               (a)                      This Amendment shall become effective as provided in Section 2.3.

               (b)                     The Credit Agreement, as amended by this Amendment, is in all respects ratified, approved and confirmed, and shall, as so amended, remain in full force and effect.  From and after the date that the amendments herein described take effect, all reference to the "Agreement" in the Credit Agreement and in the other Loan Documents, shall be deemed to be references to the Credit Agreement as amended by this Amendment.

               (c)                      This Amendment shall be deemed to be a contract under the laws of the State of Indiana, and for all purposes shall be governed by, construed and enforced in accordance with the laws of said State.

               (d)                     This Amendment may be executed in any number of counterparts by the different parties hereto on separate counterparts.  Each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one in the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

BORROWER:

INDIANAPOLIS POWER & LIGHT COMPANY

By:
Connie R. Horwitz
Treasurer and Assistant Secretary

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]
PNC BANK, NATIONAL ASSOCIATION, individually
and as Administrative Agent

By:
Tracy J. Venable
Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]
BANK OF AMERICA, N.A., individually and as
Syndication Agent

By:

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]
JPMORGAN CHASE BANK, N.A.

By:

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]
U.S. BANK NATIONAL ASSOCIATION

By:

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]
THE HUNTINGTON NATIONAL BANK

By:

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]
FIFTH THIRD BANK

By:

SCHEDULE 1.1(B)

COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES

Part 1 - Commitments of Lenders and Addresses for Notices to Lenders

Lender	Revolving Credit Commitment	Ratable Share

Name: PNC Bank, National Association
Address: 101 W. Washington, Suite 200E
Indianapolis, IN 46255
Attention: Tracy J. Venable
Telephone: (317) 267-7066
Telecopy: (317) 267-8899	$107,500,000	43.000000000%

Name: Bank of America, N.A.
Address: One Bryant Park
NY1-100-32-01
New York, NY 10036
Attention: Justin Martin
Telephone: (646) 855-1964
Telecopy: (646) 855-1936	$42,500,000	17.000000000%

Name: JPMorgan Chase Bank, N.A.
Address: 383 Madison Avenue, Floor 24
New York, NY 10179
Attention: Juan J. Javellana
Telephone: (212) 270-4272
Telecopy: (212) 270-3897	$25,000,000	10.000000000%

Name: U.S. Bank National Association
Address: 425 Walnut Street
8th Floor
ML CN-OH-W8
Cincinnati, OH 45202
Attention: Eric J. Cosgrove
Telephone: (513) 632-3033
Telecopy: (513) 632-2068	$25,000,000	10.000000000%

Name: The Huntington National Bank
Address: 41 South High Street
Columbus, OH 43215
Attention: Joseph A Tonges
Telephone: (614)480-3722
Telecopy: (877) 274-8593	$25,000,000	10.000000000%

Name: Fifth Third Bank
251 N. Illinois, Suite 1000
Mail Drop: MD 8490A1
Indianapolis, IN 46204
Attention: William J. Krummen
elephone: (317)383-2145
Telecopy: (317) 383-2320	$25,000,000	10.000000000%

Total	$250,000,000	100%

EXHIBIT A

[Amended Credit Agreement to be Attached]

EXHIBIT 2.6(A)